Exhibit 10.10

INTERNATIONAL GAME TECHNOLOGY
2002 STOCK INCENTIVE PLAN
DIRECTOR DEFERRAL ELECTION FORM - ANNUAL RSU AWARD

Director:  __________________________________________________________________
(Print Full Name)

I, the Director named above, hereby irrevocably make the election set forth below pursuant to the International Game Technology 2002 Stock Incentive Plan (the “Plan”), and the Director Compensation Policy adopted thereunder (the “Policy”), with respect to any annual equity award granted to me under the Policy during 20__. I understand that my election will be valid only if International Game Technology (the “Company”) receives my completed, signed election form by December    , 20   .

Election to Defer Payment of Restricted Stock Units

Check and initial one of the following options to indicate whether you wish to defer payment of the restricted stock units covered by your award that become vested in accordance with the terms of the award.  If you do not select any of these options, you will be deemed to have elected not to defer payment of your restricted stock units.

I hereby make the following election with respect to my restricted stock units granted pursuant to the Policy during the period specified above:

☐ _____
I elect not to defer the payment of my restricted stock units.  I understand that my restricted stock units will be paid to me on or as soon as practicable after the first to occur of (1) the first anniversary of the date my restricted stock units are granted or (2) the day before the Company’s annual shareholder meeting that occurs in the fiscal year following the fiscal year in which my restricted stock units are granted.

☐ _____
I elect to defer the payment of _____% of my restricted stock units.  I understand that the restricted stock units I have elected to defer will be paid on the date on which my service as a member of the Company’s Board of Directors terminates for any reason and that any restricted stock units that I have elected not to defer will be paid to me upon vesting of the units as described above.

Signature

I have read and understand this form.  I have received, read and understand the Policy and the Plan document.  I agree to be bound by the terms and conditions of the Policy and the Plan.  If there is any inconsistency between this form and the Policy or the Plan document, the Policy or Plan document, as applicable, controls.  I understand and agree that my election is irrevocable and may not be changed once this form has been filed with the Company.

(Signature of Participant)	(Date)

ACKNOWLEDGEMENT OF DELIVERY OF ELECTION

On behalf of the Company, I hereby acknowledge that the above election was received on the date indicated below.

INTERNATIONAL GAME TECHNOLOGY

By______________________________________